                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

                  In connection with the Annual Report on Form 10-KSB of Collegiate Pacific Inc. (the "Company") for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

                                                /s/ Michael J. Blumenfeld
                                                --------------------------------
                                                Michael J. Blumenfeld, Chief
                                                Executive Officer
                                                September 29, 2003



                                                /s/ William R. Estill
                                                --------------------------------
                                                William R. Estill, Chief
                                                Financial Officer
                                                September 29, 2003